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                          ADVANCED VIRAL RESEARCH CORP.
                            PLACEMENT AGENT AGREEMENT

                                                 Dated as of: September 18, 2000

May Davis Group, Inc.
One World Trade Center - Suite 8735
New York, New York, 10048

Ladies and Gentlemen:

         The undersigned, Advanced Viral Research Corp. (the "Company"), hereby agrees with May Davis Group, Inc. ("May Davis") as follows:

         1. OFFERING. The Company hereby engages May Davis to act as its exclusive placement agent in a transaction involving the issuance and sale by the Company (the "Offering") of the Company's Common Stock, $0.00001 par value per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement dated the date hereof between the Company and the investor named therein ( the "Credit Agreement"), for an aggregate price of $20,000,000. All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them as in the Credit Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof, and May Davis will be granted common stock purchase warrants and certain registration rights as described herein. The documents to be executed and delivered in connection with the Offering, including but not limited to this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants (as hereinafter defined) and the Placement Agent's Registration Rights Agreement (as hereinafter defined) are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock and the Placement Agent's Warrants are sometimes referred to hereinafter collectively as the "Securities." May Davis shall not be obligated to sell any Securities and this Offering by May Davis shall be solely on a "best efforts basis." This engagement shall not prohibit the Company from being involved in any other capital transaction not prohibited by the terms of this engagement.

         2. INFORMATION.

         A. Upon the occurrence of each Closing, the funds received in respect of the shares of Common Stock purchased by the Investor will be disbursed in accordance with the terms of the Credit Agreement, net of (i) the commission payable to May Davis, equal to five percent (5%) of the gross proceeds from the sale of Common Stock, and (ii) legal fees and other expenses related thereto due to May Davis's counsel.


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         B. In addition to the foregoing compensation, the Company shall issue to May Davis upon the execution of the Credit Agreement the following: (i) a warrant in substantially the form annexed hereto to purchase 5,000,000 shares of Common Stock at an exercise price per share equal to the greater of $1.00 or 110% of the Bid Price of the Common Stock on the date of the execution of the Credit Agreement, exercisable in part or in whole at any time by May Davis at its discretion for a period of sixty (60) months from the date of issuance (the "Class A Warrant"), and (ii) a warrant in substantially the same form annexed hereto to purchase 5,000,000 shares of Common Stock at an exercise price equal to the greater of $1.00 or 110% of the Bid Price of the Common Stock on the applicable Advance Date, exercisable pro rata on the basis of the number of shares of Common Stock issuable on each Advance Date for a period of sixty months from the date of issuance (the "Class B Warrant"), (the Class A Warrant and the Class B Warrant are referred to collectively as the "Placement Agent's Warrants"). The Placement Agent's Warrants shall be issued to the individuals and in the amounts set forth on Schedule A. The Company may redeem the Warrants at a redemption price of $.01 per share provided that the Bid Price for the Common Stock equals at least $4.00 per share for a period of ten (10) consecutive Trading Days, as described in the Placement Agent's Warrants. May Davis shall be entitled to certain "piggyback" registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants pursuant to a registration rights agreement in substantially the same form annexed hereto (the "Placement Agent's Registration Rights Agreement").

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAY DAVIS.

         A. May Davis represents, warrants and covenants as follows:

                  (i) May Davis has the necessary power to enter into this Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby.

                  (ii) The execution and delivery by May Davis of this Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which May Davis is a party or by which May Davis or its properties are bound, or any judgment, decree, order or, to May Davis's knowledge, any statute, rule or regulation applicable to May Davis. This Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement when executed and delivered by May Davis, will constitute the legal, valid and binding obligations of May Davis, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or
(c) the indemnification provisions hereof or thereof may be held to violate public policy.

                  (iii) Upon receipt of an executed Credit Agreement, a Registration Rights Agreement and Escrow Agreement and the documents related thereto, May Davis will, through the Escrow Agent, promptly forward executed copies of the Credit Agreement, Registration Rights Agreement and Escrow Agreement and the documents related thereto to the Company or its counsel.




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                  (iv) May Davis will not deliver any documents related to the
Offering to any person it does not reasonably believe to be an Accredited Investor based upon documentary evidence thereof, where appropriate.

                  (v) May Davis will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the 1933 Act, the 1934 Act, the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

                  (vi) May Davis shall use all reasonable efforts to determine
(a) whether the Investor is an Accredited Investor and (b) that any information furnished by the Investor is true and accurate. May Davis shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of May Davis's obligations and the accuracy of May Davis's representations and warranties hereunder, the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law.

                  (vii) May Davis is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by May Davis, unless an exemption for such state registration is available to May Davis. May Davis is in compliance with all material rules and regulations applicable to May Davis generally and applicable to May Davis's participation in the Offering.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         A. The Company represents and warrants as follows:

                  (i) The execution, delivery and performance of each of this Agreement, the Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreements, the Placement Agent's Warrants and the Investor's Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreements, the Placement Agent's Warrants and the Investor's Registration Rights Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that
(a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to violate public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement, the Credit Agreement and the Placement Agent's Warrants have been duly authorized and, when issued and paid for in accordance with (x) this Agreement, the Credit Agreement and the Placement Agent's Warrants and the certificates/instruments representing such Securities, (y) will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and
(2) the enforceability thereof is subject to general principles of equity. All corporate action




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required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

                  (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Credit Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the agreements described herein and as described in the Credit Agreement. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has 1,000,000,000 shares of authorized Common Stock, 360,841,465 of which will be issued and outstanding as of the date hereof.

                  (iii) The Common Stock has been duly authorized and when issued and paid for in accordance with the this Agreement, the Credit Agreement, the Placement Agent's Warrants and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

                  (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

                  (v) Except as set forth on Schedule 4A(v), there is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

                  (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials, and the Company is doing business in strict compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses




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as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Credit Agreement, Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement except for applicable federal and state securities laws. The Company, in the last three years, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

                  (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

                  (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws (other than the obligation to hold annual meetings of its shareholders and related matters) or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants, or the Placement Agent's Registration Rights Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by May Davis of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.




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                  (ix) Subsequent to the dates as of which information is
given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

                  (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect May Davis's compensation, as determined by the National Association of Securities Dealers, Inc.

                  (xi) Except as set froth on Schedule 4A(v), the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

                  (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

                  (xiii) Subject to the performance by May Davis of its obligations hereunder, the Credit Agreement and the offer and sale of the Securities comply, and will continue to comply, up to the Commitment Period in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials and will be true and correct on the date of the Closing.



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                  (xiv) All taxes which are due and payable from the Company have been paid in full and the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

                  (xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

         5. CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY.

         The Company covenants and agrees at its expense and without any expense to May Davis as follows:

         A. To advise May Davis of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time prior to any Advance Date as soon as the Company is either informed or becomes aware thereof.

         B. To use its best efforts to cause the Common Stock issuable in connection with the Credit Agreement and upon exercise of the Placement Agent's Warrants to be qualified or registered for sale on terms consistent with those stated in the Investor's Registration Rights Agreement and the Placement Agent's Registration Rights Agreement, respectively, and under the securities laws of such jurisdictions (up to 10) as May Davis and the Investor shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

         C. Upon written request, to provide and continue to provide the to each holder of Securities, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

         D. To deliver, during the Commitment Period, to May Davis, upon May Davis's request, in the manner provided in Section 10(B) of this Agreement, within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Commitment Period, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly





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period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

         E. To comply with the terms of the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement.

         F. To keep available out of its authorized Common Stock solely for the purpose of issuance upon the exercise of the Placement Agent's Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise or conversion thereof.

         G. To issue to May Davis, or May Davis's designee, upon the execution of the Credit Agreement, the Placement Agent Warrants to purchase 10,000,000 shares of Common Stock in the form substantially as annexed hereto.

         H. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

         6. INDEMNIFICATION.

                  A. The Company hereby agrees that it will indemnify and hold May Davis and each officer, director, shareholder, employee or representative of May Davis, and each person controlling, controlled by or under common control with May Davis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's rules and regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which May Davis or such indemnified person of May Davis may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a)
Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to May Davis given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any





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jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against May Davis or such indemnified person as a direct result of May Davis or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

         B. May Davis hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement.

         C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other





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statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

         D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and May Davis shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that May Davis shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to May Davis and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with May Davis, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as May Davis and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this
Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this
Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

         7. PAYMENT OF EXPENSES.

         The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, Escrow Agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and counsel fees and expenses (such counsel fees not to exceed $35,000 plus out of pocket expenses).

         8. CONDITIONS OF EACH CLOSING

         Each Closing shall be held at the offices of May Davis or its counsel. The obligations of May Davis hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of each Advance Date with respect to the Company as if it had been made on and as of such Advance Date; the accuracy on and as of each Advance Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each Closing of its covenants and obligations hereunder and to the following further conditions:

         A. At each Closing, May Davis shall receive the opinion of Wolf Block Schorr & Solis-Cohen, LLP and/or Berman, Wolf, Rennert, Vogel & Mandler, P.A and Cohen, Pontani, Lieberman & Pavane (with respect to the opinion required pursuant to paragraph 4.25(j) of the Credit Agreement) dated as of the date of the Closing, which opinion shall be in the form set forth in the Credit Agreement.

         B. At or prior to each Closing, counsel for May Davis shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

         C. At and prior to each Closing, (i) there shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the Offering Materials or to May Davis in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

         D. At each Closing, May Davis shall have received a certificate of the Company signed by its chief executive officer and chief financial officer, dated as of the applicable Advance Date, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable Advance Date, the representations and warranties of the Company set forth herein are true and correct.

         E. At the initial Closing, the Company shall have duly executed and delivered to May Davis, or its designees, the Placement Agent's Warrants, in the names and denominations specified by May Davis.

         9. TERMINATION.

         This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Credit Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of May Davis and the obligations of the Company under the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement shall survive the termination of this Agreement unabridged.

         10. MISCELLANEOUS.

         A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

         B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

         To May Davis:

                  May Davis Group, Inc.
                  One World Trade Center - Suite 8735
                  New York, New York  10048
                  Attention: Mark Angelo
                  Telephone: 212-775-7400
                  Fax: 212-775-8166

         with a copy to:

                  Silverman, Collura & Chernis, P.C.
                  381 Park Avenue South - Suite 1601
                  New York, New York  10016
                  Attention:  Martin C. Licht, Esq.
                  Telephone: 212-779-8600
                  Fax: 212-779-8858

         To the Company:

                  Advanced Viral Research Corp.
                  200 Corporate Boulevard South
                  Yonkers, New York 10701
                  Attention: Shalom Hirschman, M.D.
                  Telephone: 914-376-7383
                  Facsimile: 914-376-7368

         with a copy to:

                  Wolf, Block, Schorr & Solis-Cohen, LLP
                  250 Park Avenue, 10th floor
                  New York, NY 10177
                  Attention: Robert Fischer
                  Telephone: 212-883-4901
                  Fax: 212-986-0604

or to such other address of which written notice is given to the others.

         C. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  ADVANCED VIRAL RESEARCH CORP.



                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:


                                  MAY DAVIS GROUP, INC.



                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE A

CLASS A WARRANTS

Name                                                Amount
----                                                ------

Mark Angelo                                          995,000
Hunter Singer                                        995,000
Joseph Donahue                                       995,000
Robert Farrell                                       995,000
May Davis Group, Inc.                                995,000
Hamid Fashandi                                        25,000


CLASS B WARRANTS

Name                                                Amount
----                                                ------

Mark Angelo                                        1,000,000
Hunter Singer                                      1,000,000
Joseph Donahue                                     1,000,000
Robert Farrell                                     1,000,000
May Davis Group, Inc.                              1,000,000